CDC NVEST STAR GROWTH FUND

 Supplement dated March 13, 2003 to the CDC Nvest Star Funds Class Y Prospectus dated May 1, 2002, as may be supplemented from time to time

Effective March 24, 2003, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for Class Y shares of CDC Nvest Star Growth Fund (the "Fund"), will no longer accept new investments in Class Y shares of the Fund. Effective April 30, 2003, CDC IXIS Distributors will no longer accept additional investments from current shareholders of the Funds, including additional investments through automatic or systematic investment plans.

On February 28, 2003, the Board of Trustees of CDC Nvest Funds Trust I approved the liquidation of Class Y shares of the Fund, such liquidation to take place on a date to be determined by the Fund's officers on or around May 16, 2003 (the "Liquidation Date"). Any Class Y shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time up to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "Fund Services" in the Prospectus. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Prospectus. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

                                                                      SP179-0303